Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 2, 2004
(Date of earliest event reported)

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	(000-5734)	34-0907152

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6065 Parkland Boulevard, Mayfield Heights, Ohio	44124

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 720-8500

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (C) Exhibits

99.1	Press Release issued by Agilysys, Inc. dated
February 2, 2004, announcing its Fiscal 2004 third-quarter
results for the period ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

     On February 2, 2004, Agilysys, Inc. issued a press release announcing its Fiscal 2004 third-quarter results for the period ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGILYSYS, INC.
By: /s/ Steven M. Billick
-----------------------------
Steven M. Billick
Date: February 2, 2004	Executive Vice President, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Agilysys, Inc., dated February 2, 2004, announcing the Company's Fiscal 2004 third-quarter results.

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